UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 13, 2000


                                     024996
                            (Commission File Number)


                         ------------------------------


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)


               Delaware                                       133645702
       (State of Incorporation)                             (IRS Employer
                                                         Identification Number)


             805 Third Avenue, Ninth Floor, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 271-7640
                         (Registrant's telephone number)


                         ------------------------------

   ITEM 7. Pro Forma Financial Information

   (a) Pro-Forma Financial Information.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    INTERNET COMMERCE CORPORATION


                                    By:   /s/ Walter M. Psztur
                                         --------------------------------
                                        Name: Walter M. Psztur
                                        Title: Chief Financial Officer

Date: October 13, 2000

Exhibit Index


(a)   Pro-Forma Financial Information.

                          UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS

      The following unaudited pro forma combined condensed financial information reflects the acquisition of Intercoastal Data Corporation, a Georgia corporation ("IDC"), by Internet Commerce Corporation, a Delaware corporation ("ICC") and assumes the completion of the previously announced acquisition of Research Triangle Commerce, Inc., a North Carolina corporation ("RTCI"), by ICC as follows: combined condensed pro forma balance sheet combines ICC and RTCI and IDC as of July 31, 2000, as if each acquisition had occurred on July 31, 2000. The pro forma statement of operations combines ICC's and RTCI's and IDC's historical results of operations for the fiscal year ended July 31, 2000, as if each acquisition had occurred on August 1, 1999.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have occurred if the acquisitions had occurred as of the date or during the periods presented nor is it necessarily indicative of future operating results or financial positions. These pro forma financial statements are based on, and should be read in conjunction with, the historical financial statements, and the related notes thereto, of (i) IDC, which were filed with the Securities and Exchange Commission (the "SEC") on ICC's current reports on form 8-K dated August 11, 2000 and September 11, 2000, (ii) RTCI, which were filed with the SEC on ICC's current report on form 8-K dated September 7, 2000 and (iii) ICC, which were filed with the SEC on ICC's annual report on form 10-KSB for the fiscal year ended July 31, 2000.

           The acquisitions of RTCI and IDC will be accounted for using the purchase method of accounting. The total purchase cost will be allocated to the assets acquired and liabilities assumed based on their respective fair values. The allocation of the total purchase cost reflected in the unaudited pro forma combined financial information is preliminary. The actual purchase accounting adjustment to reflect the fair values of the assets acquired and liabilities assumed will be based upon appraisals that are currently in process. A preliminary allocation of the purchase cost has been made to major categories of assets and liabilities in the accompanying unaudited pro forma combined condensed financial information based on our estimates. Accordingly, the adjustments that have been included in the unaudited pro forma combined condensed financial information may change based upon the final allocation of the total purchase cost of the acquisitions of RTCI and IDC. The actual allocation of the purchase cost and the resulting effect on income may differ from the unaudited pro forma amounts included in this proxy statement. However, based on current information, management does not expect the final allocation of the purchase price to differ materially from that used in the accompanying statement of operations.



    See notes to unaudited pro forma combined condensed financial statements

                          INTERNET COMMERCE CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  July 31, 2000
                                 (in thousands)

                                         Historical     Historical        Historical       Pro Forma                   Pro Forma
                                             ICC           IDC              RTCI           Adjustments                  Combined
                                         ------------   -----------     -------------    ----------------             ------------
ASSETS
     Current Assets:
     Cash and cash equivalents               $14,003         $ 361          $  3,266     $   (3,266)  (E), (L)           $14,364
     Marketable securities                                     988                                                           988
     Accounts receivable, net                    629           122               873                                       1,624
     Note receivable                           5,000                                         (5,000)  (K)
     Other current assets                        209                             395            (48)                         556
                                         ------------   -----------     -------------    ------------                ------------
          Total current assets                19,841         1,471             4,534         (8,314)                      17,532
Property and equipment, net                      926           375             1,197           (298)  (F)                  2,200
Intangible assets, net                           658                              62          50,146  (A), (B), (C)       50,866
Other assets                                     907                              36                                         943
                                         ------------   -----------     -------------    ------------                ------------
                                             $22,332        $1,846           $ 5,829         $41,534                     $71,541
                                         ============   ===========     =============    ============                ============
LIABILITIES AND
STOCKHOLDERS'  EQUITY

Current Liabilities:
     Accounts payable                          $ 639                           $ 223                                       $ 862
     Dividends payable                           276                                                                         276
     Current portion of long-term debt           308          $  5                82                                         395
     Note payable                                                              5,000       $ (5,000)  (K)

     Convertible debenture                                                     2,106         (2,106)  (E)
     Deferred revenue                            250            45                45                                         340
     Deferred Taxes                                            272                                                           272
     Other current liabilities                   538            68               511           1,087  (A), (B)             2,204
                                         ------------   -----------     -------------    ------------                ------------
                                               2,011           390             7,967         (6,019)                       4,349
Long term debt, net of current portion           231            15               295                                         541
Deferred taxes                                                  21                             4,498  (G)                  4,519
                                         ------------   -----------     -------------    ------------                ------------
Total liabilities                              2,242           426             8,262         (1,521)                       9,409

Redeemable preferred stock                                                     3,093         (3,093)  (H)

Stockholders' Equity:
Preferred stock
Common stock                                      64            22                                    (A), (B), (D)           86
Additional paid-in capital                    59,181             4                            42,016  (A),(B),(D),(E),   101,201
                                                                                                      (L)
Accumulated other comprehensive
   income                                                      721                             (721)  (D)
Accumulated earnings (deficit)              (39,155)           673           (5,526)           4,853  (D)               (39,155)
                                         ------------   -----------     -------------    ------------                ------------
Total stockholders' equity                    20,090         1,420           (5,526)          46,148                      62,132
                                         ------------   -----------     -------------    ------------                ------------
                                            $ 22,332        $1,846            $5,829        $ 41,534                    $ 71,541
                                         ============   ===========     =============    ============                ============

    See notes to unaudited pro forma combined condensed financial statements

                          INTERNET COMMERCE CORPORATION
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                            Year ended July 31, 2000
                    (in thousands, except per share amounts)

                                             Historical       Historical       Historical          Pro Forma           Pro Forma
                                                 ICC             IDC              RTCI            Adjustments           Combined
                                             ------------     -----------     -------------     ----------------       ------------
Revenues:
     Services                                    $ 1,303         $ 1,324           $ 6,525              $  (86)  (I)       $ 9,066
     Software sales                                                  168               768                                     936
                                             ------------     -----------     -------------     ----------------       ------------
          Total revenues                           1,303           1,492             7,293                 (86)             10,002

Expenses:
     Cost of services                              2,514             429             5,689                 (86)  (I)         8,546
     Cost of software                                                  9               617                                     626
     Research and development                        702                                                                       702
     Selling and marketing                         3,273             210             3,409                                   6,892
     General and administrative                    4,814             756             1,730                5,893  (C)        13,193
     Non cash charges in connection with
        options, compensation and services         5,161              10                                                     5,171
                                             ------------     -----------     -------------     ----------------       ------------
          Total costs and expenses                16,464           1,414            11,445                5,807             35,130
                                             ------------     -----------     -------------     ----------------       ------------
Income (loss) from continuing                   (15,161)              78           (4,152)              (5,893)           (25,128)
operations
Interest income (expense), net                       675              33             (398)                                     310
                                             ------------     -----------     -------------     ----------------       ------------
Income (loss) from continuing
operations
     before income taxes                        (14,486)             111           (4,550)              (5,893)           (24,818)
Income taxes (benefit)                                                87              (37)                (845)  (J)         (795)
                                             ------------     -----------     -------------     ----------------       ------------

     Net income (loss)                        $ (14,486)            $ 24         $ (4,513)             $(5,048)         $ (24,023)
                                             ============     ===========     =============     ================       ============

Dividends attributable to preferred stock        (5,007)                             (255)                  255  (H)       (5,007)
                                             ------------     -----------     -------------     ----------------       ------------

Loss attributable to common shareholders      $ (19,493)            $ 24         $ (4,768)             $(4,793)         $ (29,030)
                                             ============     ===========     =============     ================       ============

Basic and diluted loss per common share         $ (4.49)                                                                  $ (4.49)
                                             ============                                                              ============

Weighted average number of common
  shares outstanding - basic and diluted           4,337                                                  2,130              6,467
                                             ============                                       ================       ============

    See notes to unaudited pro forma combined condensed financial statements

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1.    Basis of Presentation

      The unaudited pro forma combined condensed balance sheet of ICC at July 31, 2000 has been prepared on the assumptions that the acquisition of RTCI will take place as of July 31, 2000 and that the acquisition of IDC, which was completed on August 3, 2000, had been consummated at July 31, 2000. The unaudited pro forma combined condensed statements of operations for the year ended July 31, 2000 has been prepared as if the acquisitions of RTCI and IDC had been consummated on August 1, 1999.

      In management's opinion, all material adjustments necessary to reflect the effects of the acquisitions have been made and are factually supportable. The unaudited pro forma financial statements are not necessarily indicative of the financial position of the consolidated company at July 31, 2000, or what the actual results of operation of the consolidated company would have been assuming the acquisition had been completed as of August 1, 1999, nor are they indicative of the financial position or results of operations for future periods. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of ICC and IDC incorporated by reference and the historical financial statements for RTCI included in this proxy statement beginning on page F-1.

2.    Pro Forma Adjustments and Assumptions

(A) The purchase price for ICC's pending acquisition of IDC was determined by multiplying 190,861 shares of ICC's Class A Common Stock issued to IDC shareholders by the fair market value of $17.34 per share. The number of shares was determined by dividing $2,000,000 plus the IDC portfolio market value of $1,308,754, as calculated based on the formula set forth in the definitive merger agreement, divided by $17.34, the value of the ICC Class A Common Stock on the Effective Date (as defined in the definitive merger agreement) (such value as determined by taking the average of the average high and low trading prices for ICC common stock for the 10 trading days ending four days prior to July 31, 2000, the "closing date"). The estimated direct transaction costs to be incurred by the combined company include fees paid for attorneys, accountants, due diligence and other related charges. The purchase price for the completion of the acquisition is summarized below (in thousands):


         Purchase Price:
          Acquisition cost                                        $ 3,309
          Estimated transaction costs                                 125
                                                            --------------

              Total purchase price                                $ 3,434
                                                            ==============

         Fair value of net assets acquired:
         Fixed assets                                               $  77
         Other assets                                               1,471
         Liabilities assumed                                        (426)
                                                            --------------
              Fair value of net assets acquired                     1,122
                                                            --------------
         Cost in excess of net assets acquired                    $ 2,312
                                                            ==============

         Payment of Purchase Price:
         Common stock and additional paid-in capital              $ 3,309
         Other current liabilities -  transaction costs               125
                                                            --------------

                                                                  $ 3,434
                                                            ==============

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(B) The purchase price for ICC's pending acquisition of RTCI was determined by the following formula:

      ICC shall pay to holders of RTCI common stock, RTCI Series A Preferred Stock and options an aggregate amount consisting of (i) the cash at closing (up to a maximum of $4,000,000) and (ii) ICC shares equal to the number of shares obtained by dividing $42,000,000 minus the cash at closing ($3,266,000 as of July 31, 2000) by the market price ($17.37) as determined based on the formula in the definitive merger agreement (the average of the closing prices per share of ICC Class A Common Stock for the ten trading days ending three trading days prior to July 31, 2000). A total of 2,229,830 shares will be reduced by 257,740 shares reserved for assumption of the RTCI stock option plan and 32,763 shares reserved for assumption of RTCI warrants, resulting in 1,939,327 shares issued at consummation of the acquisition. The estimated direct transaction costs to be incurred by the combined company include fees for investment bankers, attorneys, accountants, financial printing, due diligence and other related charges. The purchase price for the completion of the acquisition is summarized below (in thousands):

        Purchase Price:
         Acquisition cost                                        $ 38,733
         Conversion of note                                         5,000
         Estimated transaction costs                                1,010
                                                            --------------

             Total purchase price                                $ 44,743
                                                            ==============

        Fair value of net assets acquired:
        Fixed assets                                              $ 1,197
        Other assets                                                1,366
        Identifiable intangible                                     9,996
        Liabilities assumed                                       (1,156)
                                                            --------------
           Fair value of net assets acquired                       11,403
        Excess of purchase price over fair value of net
        assets      acquired                                       33,340
        Deferred tax effect of  purchase accounting                 4,498
                                                            --------------
        Cost in excess of net assets acquired                    $ 37,838
                                                            ==============

        Payment of Purchase Price:
        Common stock and fair value of options assumed           $ 38,733
        Conversion of note                                          5,000
        Other current liabilities - transaction costs               1,010
                                                            --------------
                                                                 $ 44,743
                                                            ==============

(C) The pro forma financial statements assume that the goodwill and the intangible assets related to the RTCI and IDC acquisitions will be amortized on a straight-line basis over the number of years indicated in the table below:

                                                         IDC       RTCI
                                                       --------  ---------
         Goodwill                                        10         10
         Workforce                                                  5
         Mapping technology                                         5
         Customer list                                              10

Amortization of intangibles will be included in the general and administrative expenses in the combined company's statement of operations. These estimated useful lives are based on valuations currently in process.

(D)   Elimination of IDC and RTCI shareholders' equity amounts.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(E) Immediately prior to the RTCI acquisition, the convertible debenture and certain warrants will be converted into shares of RTCI common stock.

(F) Immediately prior to the IDC acquisition, the IDC building will be distributed at net book value to another company whose shareholders were the shareholders of IDC prior to the acquisition of IDC by ICC.

(G)   Deferred tax liability from acquisition of intangible assets from RTCI.

(H) Elimination of accretion and conversion of mandatorily redeemable preferred stock.

(I) Elimination of revenue transactions between ICC and RTCI and between ICC and IDC.

(J)   Tax benefit relating to identifiable intangible assets.

(K)   Elimination of intercompany balances.

(L) Cash distributed to RTCI stockholders immediately prior to acquisition of RTCI by ICC.

3.    Shares Issued for RTCI Acquisition

      The transaction between ICC and RTCI is structured so that a minimum of 1,800,000 shares of ICC's Class A Common Stock and a maximum of 3,315,890 shares of ICC's Class A Common Stock are issuable in connection with the RTCI merger based upon the market price of ICC's Class A Common Stock and the cash on hand of RTCI at closing.

                                       6